                                                                       EXHIBIT 1

            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                            AND FORBEARANCE AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FORBEARANCE Agreement (this "AGREEMENT"), dated as of January 15, 2002, is by and among NATG HOLDINGS, LLC, a Delaware limited liability company ("NATG" or the "BORROWER"), ORIUS CORP., a Florida corporation ("HOLDINGS"), the financial institutions party to the Credit Agreement (as defined below), in their capacities as lenders (collectively, the "LENDERS," and each individually, a "LENDER"), and Bankers Trust Company, as administrative agent (the "AGENT") for the Lenders.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 5, 2000 (as heretofore and hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations;

         WHEREAS, the Borrower has informed Agent and the Lenders that the Unmatured Events of Default and Events of Default described on SCHEDULE I attached hereto have occurred and/or will occur under the Credit Agreement (collectively, the "DISCLOSED DEFAULTS" and, individually, each a "DISCLOSED DEFAULT"); and

         WHEREAS, the Credit Parties have requested that the Lenders forbear from exercising their rights under the Credit Agreement and the other Loan Documents with respect to the Disclosed Defaults and the Lenders have agreed to such request subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

         2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

            (a) SECTION 2.9(A)(I) of the Credit Agreement is amended by deleting the first sentence of such Section and replacing it with the following:

                  Subject to and upon the terms and conditions herein set forth and such other conditions as are applicable to its customers generally, BT agrees to issue, or cause one of its Affiliates (including without limitation Deutsche Bank AG, New York Branch), to issue in its own name (in such capacity, "FACING AGENT"), but for the ratable benefit of all Revolving Lenders

                  (including the Facing Agent) at any time and from time to time on or after the Initial Borrowing Date and prior to the 30th day preceding the Revolver Termination Date, one or more Letters of Credit, each having a Stated Amount in Dollars and each being issued at sight, for the account of Borrower in an aggregate undrawn amount at any one time outstanding that together with the aggregate Stated Amount of other Letters of Credit then outstanding, does not exceed $20,000,000; PROVIDED, HOWEVER, that (x) Facing Agent shall not be obligated to issue any Letter of Credit if the aggregate LC Obligations at such time would exceed $15,000,000, unless Borrower delivers cash in an amount equal to such excess to Facing Agent to be held by and in the name of Facing Agent as cash collateral for the LC Obligations in excess of $15,000,000 (which cash collateral shall be promptly returned to Borrower as such excess is reduced unless an Event of Default has occurred and is continuing and the Required Lenders have directed the Facing Agent to retain such collateral), and (y) Facing Agent shall not issue or extend the expiration of any Letter of Credit if, immediately after giving effect to such issuance or extension, (A) the aggregate LC Obligations at such time would exceed $20,000,000, (B) the Available Revolving Commitment of any Revolving Lender would be less than zero or (C) the outstanding Working Capital Loans of all Revolving Lenders, when added to the then outstanding Swing Line Loans and the aggregate LC Obligations, would exceed the Working Capital Sublimit.

            (b) SECTION 5.2(H) of the Credit Agreement is amended by inserting the following at the end of such Section but before the period ".":

                  , provided that the amount of repayment or reduction required above shall be reduced by the amount of cash collateral delivered to and held by the Facing Agent pursuant to SECTION 2.9(A)(I)

         3. FORBEARANCE. (a) During the Forbearance Period (as defined below), the Agent, the Collateral Agent, the Facing Agent and the Lenders will not exercise any of their rights or remedies under the Credit Agreement, the Loan Documents or applicable law with respect to the Disclosed Defaults other than delivery of a Payment Blockage Notice, as defined in and pursuant to the terms and conditions of, the Senior Subordinated Note Indenture, and the enforcement of any rights with respect to such Payment Blockage Notice and any other actions reasonably related to the enforcement of such rights. For purposes of this Agreement, "FORBEARANCE PERIOD" means the period commencing on the Effective Date and terminating on the earlier of (i) February 28, 2002; (ii) the occurrence of an Additional Default (as defined below) under the Credit Agreement; (iii) any payment is made by Borrower or any Credit Party under or in respect to the Senior Subordinated Note Indenture, the Senior Subordinated Notes, or any other Senior Subordinated Document; (iv) any representation or warranty made by any of the Credit Parties under this Agreement or any agreement, instrument or other document executed or delivered by any of the Credit Parties in connection with this Agreement is incorrect or misleading in any material respect when made or deemed made; and (v) the occurrence of (or the

Lenders' awareness of any facts or conditions previously unknown with respect
to) any adverse change which has, or is reasonably likely to have, a material adverse effect on (A) the business, financial condition, assets, liabilities, prospects or results of operations of Holdings and its Subsidiaries taken as a whole, (B) the ability of any Credit Party to perform its respective obligations under any Loan Document to which it is a party, or (C) the validity or enforceability (other than in accordance with its terms) of the Credit Agreement or any of the Loan Documents or the rights or remedies of Agent, the Collateral Agent, the Facing Agent and the Lenders thereunder.

            (b) Upon the termination of the Forbearance Period as provided above, the Agent, the Lenders, the Collateral Agent and the Facing Agent shall be fully entitled to exercise any rights or remedies they may have under the Credit Agreement, the Loan Documents or applicable law. Nothing herein shall limit or restrict in any way the rights and remedies of the Agent, any Lender, the Collateral Agent or the Facing Agent with respect to any Unmatured Event of Default or Event of Default other than a Disclosed Default (collectively, the "ADDITIONAL DEFAULTS" and, individually, each an "ADDITIONAL DEFAULT").

            (c) Provided that no Additional Default has occurred, the Agent, the Lenders and the Facing Agent hereby acknowledge that during the Forbearance Period the Revolving Lenders shall continue to make Revolving Loans that are Base Rate Loans and the Facing Agent shall continue to issue Letters of Credit under, and pursuant to the terms and conditions of, the Credit Agreement notwithstanding the existence of the Disclosed Defaults and the inability to satisfy the conditions precedent set forth in SECTION 5.2 of the Credit Agreement due solely to the Disclosed Defaults (it being understood that the existence of the Disclosed Defaults may be excepted from any Notice of Borrowing or Letter of Credit Request).

            (d) THE BORROWER AND HOLDINGS EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FORBEARANCE PROVISION SET FORTH IN THIS SECTION 3 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, AFTER THE TERMINATION OF THE FORBEARANCE PERIOD, THE CREDIT AGREEMENT WILL BE IN MATERIAL DEFAULT AND THE AGENT, THE LENDERS, THE COLLATERAL AGENT AND THE FACING AGENT WILL BE FULLY ENTITLED IMMEDIATELY TO EXERCISE THEIR RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW WITHOUT REGARD TO ANY MATTERS TRANSPIRING DURING THE FORBEARANCE PERIOD OR THE FINANCIAL CONDITION OR PROSPECTS OF HOLDINGS, THE BORROWER AND THEIR RESPECTIVE SUBSIDIARIES. THE BORROWER AND HOLDINGS UNDERSTAND THAT THE AGENT AND THE LENDERS ARE EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 3 AND WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE BORROWER'S AND HOLDINGS' ACKNOWLEDGMENT AND AGREEMENT IN THIS SECTION 3.

         4. NO WAIVER. Nothing in this Agreement shall in any way be deemed to be (i) a waiver of any Unmatured Event of Default or Event of Default, including a Disclosed Default, or (ii) an agreement to forbear from exercising any rights or remedies with respect to any Unmatured Event of Default or Event of Default except as specifically set forth in SECTION 3 hereof.

         5. DELIVERY OF PAYMENT BLOCKAGE NOTICE. The Lenders hereby consent to the delivery of a Payment Blockage Notice, as defined in and pursuant to the terms and conditions of, the Senior Subordinated Note Indenture, and hereby direct the Agent to take all necessary actions as deemed appropriate by the Agent, including, without limitation, the delivery of a Payment Blockage Notice, to commence a Payment Blockage Period under the Senior Subordinated Note Indenture and exercise any rights with respect to such Payment Blockage Notice.

         6. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Agreement, each of the Borrower and Holdings hereby represents and warrants to the Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

            (a) Each of the Borrower and Holdings has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

            (b) This Agreement constitutes each of the Borrower's and Holdings' legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

            (c) Except for any representation or warranty relating to any Disclosed Default, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

            (d) Each of the Borrower's and Holdings' execution, delivery and performance of this Agreement do not and will not violate its Articles or Certificate of Incorporation, By-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

            (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower, Holdings or any other Credit Party of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

            (f) Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default exists under the Credit Agreement.

         7. CONDITIONS TO EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective as of January 15, 2002 (the "EFFECTIVE DATE") upon satisfaction of the following conditions precedent:

            (a) EXECUTION AND DELIVERY OF AMENDMENT. The Borrower, Holdings, the Agent and the Required Lenders shall have executed and delivered this Agreement.

            (b) EXECUTION AND DELIVERY OF LOAN DOCUMENTS. The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and its counsel:

                (1) a certificate of an officer of Holdings and the Borrower in the form of EXHIBIT A attached hereto, duly executed and delivered by Holdings and the Borrower;

                (2) a Reaffirmation of Guaranty in the form of EXHIBIT B
            attached hereto, duly executed and delivered by Holdings and the Subsidiary Guarantors; and

                (3) an Amendment and Reaffirmation of Equity Call Agreement in
            the form of EXHIBIT C attached hereto, duly executed and delivered by the Agent, Holdings, Borrower and the Equity Investors.

            (c) NO DEFAULTS. Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

            (d) REPRESENTATIONS AND WARRANTIES. Except for any representation or warranty relating to any Disclosed Default, after giving effect to this Agreement, the representations and warranties of the Borrower, Holdings and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

            (e) FEES. Borrower shall have paid all reasonable costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of Winston & Strawn (including a retainer of $100,000 for future fees and expenses) and the costs, fees and expenses referred to in SECTION 9(A) hereof and SECTION
12.4 of the Credit Agreement) of the Agent.

            (f) OTHER MATTERS. Agent shall have received such other instruments and documents as Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

         8. CONSENT OF REQUIRED LENDERS. The Required Lenders hereby consent to the terms of the Amendment and Reaffirmation of Equity Call Agreement in the form attached hereto as EXHIBIT C.

         9. MISCELLANEOUS. The parties hereto hereby further agree as follows:

            (a) COSTS, EXPENSES AND TAXES. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent.

            (b) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

            (c) HEADINGS. Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            (d) INTEGRATION. This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

            (e) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

            (f) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrower, Holdings, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, Holdings, the Agent and the Lenders and their respective successors and permitted assigns.

            (g) AMENDMENT; WAIVER. The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower and Holdings acknowledge and agree that this Agreement constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, SECTION 10.1 of the Credit Agreement. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with SECTION 12.1 of the Credit Agreement.

            (h) TOLLING. Any and all statutes of limitations, repose or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that any Lender may have against the Credit Parties or any other persons relating to any Credit Party (collectively, the "FORBEARANCE PERIOD STATUTES OF LIMITATION") will be tolled during the Forbearance Period. The Credit Parties waive any defense they may have against the Lenders under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period.

            (i) RELEASE. Each of the Borrower and Holdings hereby knowingly and voluntarily releases and forever discharges the Agent, the Collateral Agent, the Facing Agent and the Lenders and all present and former directors, officers, agents, representatives, employees, successors and assigns of the Agent, the Collateral Agent, the Facing Agent and each Lender and their direct and indirect owners (collectively, the "RELEASED PARTIES") from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present and whether known or unknown, suspected, or claimed against any Released Party which Holdings, the Borrower or any of their respective Affiliates or Subsidiaries may have as of the date of this Agreement.

            (j) ACKNOWLEDGMENT REGARDING CASH COLLATERAL. The Borrower, Holdings, the Agent and the Lenders hereby acknowledge and agree that the amount of any cash collateral held by the Collateral Agent or the Facing Agent shall not constitute Available Cash for purposes of SECTION 5.2(H) of the Credit Agreement.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                               ORIUS CORP.


                               By:      /s/ RONALD L. BLAKE
                                    ---------------------------------------
                               Name:         RONALD L. BLAKE
                                     --------------------------------------
                               Title:        PRESIDENT AND CEO
                                      -------------------------------------

                               NATG HOLDINGS, LLC


                               By:      /s/ RONALD L. BLAKE
                                    ---------------------------------------
                               Name:         RONALD L. BLAKE
                                     --------------------------------------
                               Title:        PRESIDENT AND CEO
                                      -------------------------------------

                                    ORIUS CORP.


                                    By:      /s/ RONALD L. BLAKE
                                         -------------------------------------
                                    Name:         RONALD L. BLAKE
                                          ------------------------------------
                                    Title:        PRESIDENT AND CEO
                                           -----------------------------------

                                    NATG HOLDINGS, LLC


                                    By:      /s/ RONALD L. BLAKE
                                         -------------------------------------
                                    Name:         RONALD L. BLAKE
                                          ------------------------------------
                                    Title:        PRESIDENT AND CEO
                                           -----------------------------------

                                       BANKERS TRUST COMPANY,
                                       individually and as Agent


                                       By:       /s/ MARY JO JOLLY
                                          -------------------------------------
                                       Name:        MARY JO JOLLY
                                            -----------------------------------
                                       Title:       ASSISTANT VICE PRESIDENT
                                             ----------------------------------

                                BANK OF AMERICA, N.A.


                                By:       /s/ EILEEN C. HIGGINS
                                   -----------------------------------------
                                Name:        EILEEN C. HIGGINS
                                     ---------------------------------------
                                Title:       PRINCIPAL
                                      --------------------------------------

                                       FIRST UNION NATIONAL BANK
                                       By:        /s/ ELIZABETH D. MORRIS
                                          --------------------------------
                                       Name:         ELIZABETH D. MORRIS
                                            ------------------------------
                                       Title:        DIRECTOR
                                              ----------------------------

                                            NATIONAL CITY BANK, CLEVELAND


                                            By:             /s/ JOHN PLATEK
                                               --------------------------------
                                            Name:              JOHN PLATEK
                                                     --------------------------
                                            Title:   ASSISTANT VICE PRESIDENT
                                                   ----------------------------

                                  SUNTRUST BANK

                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------

                                  UNION PLANTERS BANK NA


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------

                                  WACHOVIA BANK, N.A.


                                  By:      /s/ ELIZABETH D. MORRIS
                                     -----------------------------------------
                                  Name:         ELIZABETH D. MORRIS
                                     -----------------------------------------
                                  Title:        DIRECTOR
                                     -----------------------------------------

                                     BNP PARIBAS

                                     By:      /s/ STEPHANIE ROGERS
                                        ---------------------------------------
                                     Name:         STEPHANIE ROGERS
                                        ---------------------------------------
                                     Title:        VICE PRESIDENT
                                        ---------------------------------------


                                     By:      /s/ DUANE P. HELKOWSKI
                                        ---------------------------------------
                                     Name:         DUANE P. HELKOWSKI
                                        ---------------------------------------
                                     Title:        DIRECTOR
                                        ---------------------------------------

                             PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

                                  By:  CPF Asset Advisory, LLC, as
                                       Investment Manager

                             By:
                                -----------------------------------------
                             Name:
                                      -----------------------------------
                             Title:
                                    -------------------------------------


                             By:
                                -----------------------------------------
                             Name:
                                      -----------------------------------
                             Title:
                                    -------------------------------------

                                      HELLER FINANCIAL, INC.


                                      By:      /s/ ROBERT M. REEG
                                         --------------------------------------
                                      Name:         ROBERT M. REEG
                                         --------------------------------------
                                      Title:   ASSISTANT VICE PRESIDENT
                                         --------------------------------------

                             VAN KAMPEN PRIME RATE INCOME TRUST


                                  By:  Van Kampen Investment Advisory Corp.


                             By:      /s/ WILLIAM D. LENSA
                                -----------------------------------------
                             Name:         WILLIAM D. LENSA
                                      -----------------------------------
                             Title:        VICE PRESIDENT
                                    -------------------------------------



                             VAN KAMPEN SENIOR FLOATING RATE FUND


                                  By:  Van Kampen Investment Advisory Corp.


                             By:      /s/ WILLIAM D. LENSA
                                -----------------------------------------
                             Name:         WILLIAM D. LENSA
                                      -----------------------------------
                             Title:         VICE PRESIDENT
                                    -------------------------------------



                             VAN KAMPEN SENIOR INCOME TRUST


                                  By:  Van Kampen Investment Advisory Corp.


                             By:      /s/ WILLIAM D. LENSA
                                -----------------------------------------
                             Name:         WILLIAM D. LENSA
                                      -----------------------------------
                             Title:        VICE PRESIDENT
                                    -------------------------------------

                                  PPM SPYGLASS FUNDING TRUST


                                  By:      /s/ DIANA L. MUSHILL
                                     -----------------------------------------
                                  Name:         DIANA L. MUSHILL
                                           -----------------------------------
                                  Title:        AUTHORIZED AGENT
                                         -------------------------------------



                                  WINGED FOOT FUNDING TRUST


                                  By:      /s/ DIANA L. MUSHILL
                                     -----------------------------------------
                                  Name:        DIANA L. MUSHILL
                                           -----------------------------------
                                  Title:       AUTHORIZED AGENT
                                         -------------------------------------

                                        FREMONT INVESTMENT & LOAN


                                        By:
                                           ------------------------------------
                                        Name:
                                                 ------------------------------
                                        Title:
                                               --------------------------------

                                  LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                  ADVANTAGE FUND


                                       By:  Stein Roe & Farnham Incorporated,
                                            As Advisor

                                  By:      /s/ JAMES R. FELLOWS
                                     -----------------------------------------
                                  Name:         JAMES R. FELLOWS
                                           -----------------------------------
                                  Title:    SR. VICE PRESIDENT AND
                                         ----------------------------
                                             PORTFOLIO MANAGER
                                         -------------------------------------



                                  SRF TRADING, INC.


                                  By:      /s/ DIANA L. MUSHILL
                                     -----------------------------------------
                                  Name:         DIANA L. MUSHILL
                                           -----------------------------------
                                  Title:        ASST. VICE PRESIDENT
                                           -----------------------------------



                                  STEIN ROE FLOATING RATE LIMITED
                                  LIABILITY COMPANY


                                  By:      /s/ JAMES R. FELLOWS
                                     -----------------------------------------
                                  Name:        JAMES R. FELLOWS
                                           -----------------------------------
                                  Title:   SENIOR VICE PRESIDENT, STEIN ROE &
                                         -------------------------------------
                                           FARNHAM INCORPORATED AS ADVISOR TO
                                         -------------------------------------
                                           THE STEIN ROE FLOATING RATE LIMITED
                                         -------------------------------------
                                           LIABILITY COMPANY
                                         -------------------------------------



                                  Stein Roe & Farnham Incorporated as Agent for KEYPORT LIFE INSURANCE COMPANY


                                  By:      /s/ JAMES R. FELLOWS
                                     -----------------------------------------
                                  Name:         JAMES R. FELLOWS
                                           -----------------------------------
                                  Title:    SR. VICE PRESIDENT AND
                                         -------------------------------------
                                             PORTFOLIO MANAGER
                                         -------------------------------------

                                  STEIN ROE & FARNHAM CLO I LTD.


                                     By:  Stein Roe & Farnham Incorporated
                                             as  Portfolio Manager

                                  By:      /s/ JAMES R. FELLOWS
                                     -----------------------------------------
                                  Name:         JAMES R. FELLOWS
                                           -----------------------------------
                                  Title:    SR. VICE PRESIDENT AND
                                         -------------------------------------
                                             PORTFOLIO MANAGER
                                         -------------------------------------

                                INDOSUEZ CAPITAL FUNDING IV, L.P.

                                     By:  Indosuez Capital as Portfolio Advisor

                                By:
                                   -----------------------------------------
                                Name:
                                         -----------------------------------
                                Title:
                                       -------------------------------------

                                  CARLYLE HIGH YIELD FUND, L.P.


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------






                                  CARLYLE HIGH YIELD PARTNERS II, LTD.


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------

                                MAPLEWOOD (CAYMAN) LIMITED

                                 By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Investment Manager

                                By:      /s/ RICHARD B. MCGAULEY
                                       ----------------------------------------
                                Name:         RICHARD B. MCGAULEY
                                       ----------------------------------------
                                Title:        MANAGING DIRECTOR
                                       ----------------------------------------


                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By: David L. Babson & Company Inc.
                                         as Investment Advisor

                                By:      /s/ RICHARD B. MCGAULEY
                                       ----------------------------------------
                                Name:         RICHARD B. MCGAULEY
                                       ----------------------------------------
                                Title:        MANAGING DIRECTOR
                                       ----------------------------------------


                                PERSEUS CDO, I LIMITED

                                  By: D.L. Babson & Co. Inc.

                                By:      /s/ RICHARD B. MCGAULEY
                                       ----------------------------------------
                                Name:         RICHARD B. MCGAULEY
                                       ----------------------------------------
                                Title:        MANAGING DIRECTOR
                                       ----------------------------------------


                                SAAR HOLDINGS CDO LIMITED

                                  By: D.L. Babson & Co. Inc.

                                By:      /s/ RICHARD B. MCGAULEY
                                       ----------------------------------------
                                Name:         RICHARD B. MCGAULEY
                                       ----------------------------------------
                                Title:        MANAGING DIRECTOR
                                       ----------------------------------------

                         SIMSBURY CLO, LIMITED

                              By: David L. Babson & Company Inc. under delegated
                                     authority from Massachusetts Mutual
                                     Life Insurance

                                    Company as Investment Manager

                         By:      /s/ RICHARD B.MCGAULEY
                                ----------------------------------------------
                         Name:         RICHARD B. MCGAULEY
                                ----------------------------------------------
                         Title:        MANAGING DIRECTOR
                                ----------------------------------------------


                         SUFFIELD CLO LTD

                            By: D.L. Babson & Co. Inc.

                         By:      /s/ RICHARD B. MCGAULEY
                                ----------------------------------------------
                         Name:         RICHARED B. MCGAULEY
                                ----------------------------------------------
                         Title:        MANAGING DIRECTOR
                                ----------------------------------------------

                           PILGRIM CLO 1999-1 LTD
                                    By:  Pilgrim Investments, Inc., as its
                                         investment manager

                           By:
                              -----------------------------------------
                           Name:
                                    -----------------------------------
                           Title:
                                  -------------------------------------

                                   AIMCO CDO SERIES 2000-A


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------



                                  ALLSTATE LIFE INSURANCE COMPANY


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------

                               FIRST DOMINION FUNDING II
                               By:
                                  -----------------------------------------
                               Name:
                                        -----------------------------------
                               Title:
                                      -------------------------------------




                               FIRST DOMINION FUNDING III


                               By:
                                  -----------------------------------------
                               Name:
                                        -----------------------------------
                               Title:
                                      -------------------------------------

                                   KATONAH I, LTD.


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------



                                  KATONAH II, LTD.


                                  By:
                                     -----------------------------------------
                                  Name:
                                           -----------------------------------
                                  Title:
                                         -------------------------------------

                               KZH CNC LLC

                               By:
                                  -----------------------------------------
                               Name:
                                        -----------------------------------
                               Title:
                                      -------------------------------------



                               KZH STERLING LLC


                               By:
                                  -----------------------------------------
                               Name:
                                        -----------------------------------
                               Title:
                                      -------------------------------------

                                 MAGNETITE ASSET INVESTORS LLC


                                 By:
                                    -----------------------------------------
                                 Name:
                                          -----------------------------------
                                 Title:
                                        -------------------------------------

                              GREAT POINT CLO 1999-1 LTD., as Term Lender

                                By: Sankaty Advisors, Inc., as Collateral
                                    Manager

                             By:      /s/ SUSAN D. LYNCH
                                -----------------------------------------
                             Name:         SUSAN D. LYNCH
                                      -----------------------------------
                             Title:        SR. VICE PRESIDENT
                                    -------------------------------------






                             SANKATY HIGH YIELD PARTNERS II, L.P.


                             By:      /s/ SUSAN D. LYNCH
                                -----------------------------------------
                             Name:         SUSAN D. LYNCH
                                      -----------------------------------
                             Title:        SR. VICE PRESIDENT
                                    -------------------------------------

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                   By:      /s/ DAVID A. BURGER
                                      -----------------------------------------
                                   Name:         DAVID A. BURGER
                                            -----------------------------------
                                   Title:        VICE PRESIDENT
                                          -------------------------------------

                             LONGLANE MASTER TRUST IV


                             By:  Fleet National Bank as Trust Administrator


                             By:      /s/ KEVIN KEANE
                                -----------------------------------------
                             Name:         KEVIN KEANE
                                      -----------------------------------
                             Title:        MANAGING DIRECTOR
                                    -------------------------------------

                                   SCHEDULE I

                               DISCLOSED DEFAULTS

1. The failure to comply with SECTIONS 9.2, 9.3 AND 9.4 of the Credit Agreement for the Test Periods ending September 30, 2001 and December 31, 2001.

2. Any Event of Default or Unmatured Event of Default resulting from any breach of the representation and warranty set forth in the last sentence of SECTION 6.5(A) of the Credit Agreement based upon the financial statements of Holdings delivered to the Lenders prior to the Effective Date for the months of July, August, September, October and November 2001, the projections delivered to the Agent on September 21, 2001 and other written information delivered to the Agent and distributed by the Agent to the Lenders prior to the Effective Date.

3. An Unmatured Event of Default or Event of Default under SECTION 10.1(G) of the Credit Agreement or any breach of SECTION 7.4 of the Credit Agreement resulting from the Borrower's failure to make the payment of interest under the Senior Subordinated Notes due on February 1, 2002.

4. The failure to deliver copies of all Form 8-Ks within 10 days after filing with the SEC in accordance with SECTION 7.2(F) of the Credit Agreement.

5. The failure to notify Agent prior to opening new Deposit Accounts in accordance with SECTION 8.19 of the Credit Agreement.

6. The failure to deliver to the Collateral Agent certain promissory notes in the principal amount of approximately $250,000 and $124,000 in accordance with SECTION 3.2 of the Pledge Agreement.

7. Any Event of Default or Unmatured Event of Default resulting from the breach of any representation and warranty related to any of the Disclosed Defaults set forth in items 1-6 above.

                                    EXHIBIT A

                             CERTIFICATE OF OFFICER

                  I, the undersigned, Chief Executive Officer of NATG Holdings, LLC, a Delaware limited liability company (the "BORROWER"), and Orius Corp., a Florida corporation ("HOLDINGS"), in accordance with SECTION 7(B) of that certain Fifth Amendment to Amended and Restated Credit Agreement and Forbearance Agreement dated as of January 15, 2002 (the "AGREEMENT") among Holdings, the Borrower, Bankers Trust Company, as Agent, and the financial institutions party to the Credit Agreement (as defined in the Agreement), do hereby certify on behalf of the Borrower and Holdings and not in my individual capacity, the following:

                  1. The representations and warranties set forth in SECTION 6 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

                  2. Except for the Disclosed Defaults, no Event of Default or Unmatured Event of Default has occurred and is continuing after giving effect to the Agreement; and

                  3. The conditions of SECTION 7 of the Agreement have been fully satisfied.

                  Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of the Borrower and Holdings this Certificate of Officer on this 15th day of January, 2002.

ORIUS CORP.                                 NATG HOLDINGS, LLC


By:      /s/ RONALD L. BLAKE                By:      /s/ RONALD L. BLAKE
     -----------------------------               ------------------------------
Name:         RONALD L. BLAKE               Name:         RONALD L. BLAKE
     -----------------------------               ------------------------------
Title:        PRESIDENT AND CEO             Title:        PRESIDENT AND CEO
     -----------------------------               ------------------------------

                                    EXHIBIT B

                           REAFFIRMATION OF GUARANTEE

         Each of the undersigned acknowledges receipt of a copy of the Fifth Amendment to Amended and Restated Credit Agreement and Forbearance Agreement (the "AGREEMENT"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of January 15, 2002, by and among Orius Corp., a Florida corporation, NATG Holdings, LLC, a Delaware limited liability company, Bankers Trust Company, as administrative agent, and the financial institutions party to the Credit Agreement (as defined in the Agreement) as Lenders, consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under the Holdings Guaranty or Subsidiary Guaranty, as applicable.

Dated as of January 15, 2002.

ORIUS CORP.


By:      /s/ RONALD L. BLAKE
     ------------------------------
Name:         RONALD L. BLAKE
     ------------------------------
Title:        PRESIDENT AND CEO
     ------------------------------

CATV SUBSCRIBER SERVICES, INC.              CABLEMASTERS CORP.


By:      /s/ RONALD L. BLAKE                By:      /s/ RONALD L. BLAKE
       ----------------------------                ----------------------------
Name:         RONALD L. BLAKE               Name:         RONALD L. BLAKE
       ----------------------------                ----------------------------
Title:        DIRECTOR                      Title:        DIRECTOR
       ----------------------------                ----------------------------

CHANNEL COMMUNICATIONS, INC.                EXCEL CABLE CONSTRUCTION, INC.


By:      /s/ RONALD L. BLAKE                By:      /s/ RONALD L. BLAKE
       ----------------------------                ----------------------------
Name:         RONALD L. BLAKE               Name:         RONALD L. BLAKE
       ----------------------------                ----------------------------
Title:        DIRECTOR                      Title:        DIRECTOR
       ----------------------------                ----------------------------


DAS-CO OF IDAHO, INC.                       ORIUS INFORMATION TECHNOLOGIES, LLC


By:      /s/ RONALD L. BLAKE                By:      /s/ RONALD L. BLAKE
       ----------------------------                ----------------------------
Name:         RONALD L. BLAKE               Name:         RONALD L. BLAKE
       ----------------------------                ----------------------------
Title:        DIRECTOR                      Title:        DIRECTOR
       ----------------------------                ----------------------------

U.S. CABLE, INC.                             NETWORK CABLING SERVICES, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     -------------------------------------        -----------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
     -------------------------------------        -----------------------------
Title:        DIRECTOR                       Title:        DIRECTOR
     -------------------------------------        -----------------------------


COPENHAGEN UTILITIES & CONSTRUCTION, INC.    SCHATZ UNDERGROUND CABLE, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     -------------------------------------        -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ------------------------------------         -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       -----------------------------------          --------------------


 TEXEL CORPORATION                           FENIX TELECOMMUNICATIONS
                                             SERVICES, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     -------------------------------------        -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ------------------------------------         -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       -----------------------------------          --------------------


FENIX TELECOM SERVICES LIMITED PARTNERSHIP    FENIX HOLDINGS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     -------------------------------------        -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ------------------------------------         -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       -----------------------------------           -------------------


IRWIN TELECOM SERVICES, L.P.                  IRWIN TELECOM HOLDINGS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     -------------------------------------        -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ------------------------------------         -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
       -----------------------------------          --------------------


 IRWIN TELECOM SERVICES, INC.                 MIDWEST SPLICING &
                                              ACTIVATION, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     -------------------------------------        -----------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
      ------------------------------------         -----------------------
Title:        DIRECTOR                       Title:        DIRECTOR
        ----------------------------------           -------------------

 HATTECH, INC.                                      ORIUS CAPITAL CORP.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ---------------------------------            ----------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
     ---------------------------------            ----------------------------
Title:        DIRECTOR                       Title:        DIRECTOR
     ---------------------------------            ----------------------------

LISN COMPANY                                 LISN, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ---------------------------------            ----------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
     ---------------------------------            ----------------------------
Title:        DIRECTOR                       Title:        DIRECTOR
     ---------------------------------            ----------------------------

ARION SUB, INC.                              NETWORK CABLING HOLDINGS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ---------------------------------            ----------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
     ---------------------------------            ----------------------------
Title:        DIRECTOR                       Title:        DIRECTOR
     ---------------------------------            ----------------------------

NETWORK COMPREHENSIVE TELECOM, L.P.          QMW COMMUNICATIONS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ---------------------------------            ----------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
     ---------------------------------            ----------------------------
Title:        DIRECTOR                       Title:        DIRECTOR
     ---------------------------------            ----------------------------

ORIUS TELECOM SERVICES, INC.                 ORIUS HOLDINGS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ---------------------------------            ----------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
     ---------------------------------            ----------------------------
Title:        DIRECTOR                       Title:        DIRECTOR
     ---------------------------------            ----------------------------

ORIUS BROADBAND SERVICES, INC.               ORIUS TELECOMMUNICATION
                                             SERVICES, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ---------------------------------            ----------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
     ---------------------------------            ----------------------------
Title:        DIRECTOR                       Title:        DIRECTOR
     ---------------------------------            ----------------------------

ORIUS CENTRAL OFFICE SERVICES, INC.          ORIUS TELECOM PRODUCTS, INC.


By:      /s/ RONALD L. BLAKE                 By:      /s/ RONALD L. BLAKE
     ---------------------------------            ----------------------------
Name:         RONALD L. BLAKE                Name:         RONALD L. BLAKE
     ---------------------------------            ----------------------------
Title:        DIRECTOR                       Title:        DIRECTOR
     ---------------------------------            ----------------------------

ORIUS INTEGRATED PREMISE SERVICES, INC.          ORIUS TELECOMMUNICATION
                                                 HOLDINGS (WI), INC.


By:      /s/ RONALD L. BLAKE                     By:      /s/ RONALD L. BLAKE
     -------------------------------------            -----------------------
Name:         RONALD L. BLAKE                    Name:         RONALD L. BLAKE
     -------------------------------------            -----------------------
Title:        DIRECTOR                           Title:        DIRECTOR
     -------------------------------------            -----------------------

ORIUS TELECOMMUNICATION SERVICES (WI), LP        ORIUS TELECOMMUNICATION
                                                 SERVICES (WI), INC.


By:      /s/ RONALD L. BLAKE                     By:      /s/ RONALD L. BLAKE
     -------------------------------------            -----------------------
Name:         RONALD L. BLAKE                    Name:         RONALD L. BLAKE
     -------------------------------------            -----------------------
Title:        DIRECTOR                           Title:        DIRECTOR
     -------------------------------------            -----------------------

                                    EXHIBIT C

              AMENDMENT AND REAFFIRMATION OF EQUITY CALL AGREEMENT

         Each of the undersigned acknowledges receipt of a copy of the Fifth Amendment to Amended and Restated Credit Agreement and Forbearance Agreement (the "FIFTH AMENDMENT"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Fifth Amendment) dated as of January 15, 2002, by and among Orius Corp., a Florida corporation, NATG Holdings, LLC, a Delaware limited liability company, Bankers Trust Company, as administrative agent, and the financial institutions party to the Credit Agreement (as defined in the Fifth Amendment) as Lenders, consents to such Fifth Amendment and each of the transactions and matters contemplated under the Fifth Amendment and hereby reaffirms its obligations under the Equity Call Agreement (as defined in the Credit Agreement).

         Each Equity Investor, Holdings and Borrower hereby acknowledge and agree that the Equity Call Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution or effectiveness of the Fifth Amendment. Each Equity Investor, Holdings and Borrower represent and warrant that all representations and warranties applicable to it contained in the Equity Call Agreement are true, correct and complete in all material respects on and as of the Effective Date, to the same extent as though made on and as of that date (except to the extent that such representation and warranty specifically relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

         Each Equity Investor, Holdings, and Borrower additionally hereby acknowledge and agree that each Equity Investor's obligation to make Capital Infusions under the Equity Call Agreement is not conditioned upon the performance of any obligations, material or otherwise, by Holdings or Borrower, and that there are no obligations on the part of Holdings or Borrower the failure of which to perform would excuse any Equity Investor's obligation to make Capital Infusions thereunder.

         Furthermore, each Equity Investor hereby acknowledges that its individual obligation to remit to the Agent the proceeds of a Capital Infusion made pursuant to a Payment Default or a Trigger Event pursuant to clause (i) of the definition of Trigger Date, or remit to Holdings and Borrower the proceeds of any other Capital Infusion, including following a Bankruptcy or Insolvency Event, shall remain in full force and effect notwithstanding the fact whether the Equity Call Agreement is rejected or otherwise deemed unenforceable in any bankruptcy or insolvency proceeding of Holdings or Borrower. Each Equity Investor, Holdings and Borrower expressly acknowledge and agree that the Agent is an intended beneficiary of each Equity Investor's obligation to make a Capital Infusion pursuant to the terms of the Equity Call Agreement, and the Equity Call Agreement may, following a Bankruptcy or Insolvency Event (as defined in the Equity Call Agreement), be enforced by the Agent or by a bankruptcy trustee or debtor-in-possession.

         Each Equity Investor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in the Fifth Amendment, each Equity Investor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the Fifth Amendment and (ii) nothing in the Credit Agreement, the Fifth Amendment or any other Loan Document shall be deemed to require the consent of any Equity Investor to any future amendment to the Credit Agreement or any other Loan document (other than the Equity Call Agreement).

         Each Equity Investor, Holdings, Borrower and Administrative Agent agree that the Equity Call Agreement is hereby amended by deleting the definition of "Availability" in SECTION 1 of the Equity Call Agreement and replacing it with the following:

                  "AVAILABILITY" means, at any time, the aggregate amount of Revolving Loans available to be borrowed under the Credit Agreement taking into account the aggregate amount of outstanding Revolving Loans, Swing Line Loans and LC Obligations (provided that solely for purposes of determining Availability under this Agreement, LC Obligations shall be reduced by the aggregate amount of cash collateral held by the Facing Agent pursuant to SECTION 2.9(A)(I) of the Credit Agreement) at such time and the ability of Borrower to satisfy the conditions precedent to all Credit Events set forth in SECTION 5.2 of the Credit Agreement (but taking into account the Lenders' agreement to lend notwithstanding any disclosed defaults as set forth in any forbearance or other similar agreement entered into from time to time).

Dated as of January 15, 2002.

ORIUS CORP.                                WILLIS STEIN & PARTNERS III, L.P.


By:      /s/ RONALD L. BLAKE               By:      /s/ ROBERT C. FROETSCHER
     ----------------------------------       --------------------------------
Name:         RONALD L. BLAKE              Name:         ROBERT C. FROETSCHER
     ----------------------------------       --------------------------------
Title:        PRESIDENT AND CEO            Title:        MANAGING DIRECTOR
     ----------------------------------       --------------------------------

NATG HOLDINGS, LLC                         WILLIS STEIN & PARTNERS DUTCH
                                           III-A, L.P.


By:      /s/ RONALD L. BLAKE               By:      /s/ ROBERT C. FROETSCHER
     ----------------------------------       --------------------------------
Name:         RONALD L. BLAKE              Name:         ROBERT C. FROETSCHER
     ----------------------------------       --------------------------------
Title:        PRESIDENT AND CEO            Title:        MANAGING DIRECTOR
     ----------------------------------       --------------------------------

BANKERS TRUST COMPANY,                     WILLIS STEIN & PARTNERS DUTCH
as Administrative Agent                    III-B, L.P.

By:      /s/ MARY JO JOLLY                 By:      /s/ ROBERT C. FROETSCHER
     ----------------------------------       --------------------------------
Name:        MARY JO JOLLY                 Name:         ROBERT C. FROETSCHER
     ----------------------------------       --------------------------------
Title:       ASSISTANT VICE PRESIDENT      Title:        MANAGING DIRECTOR
     ----------------------------------          -------------------------


                                           WILLIS STEIN & PARTNERS III-C, L.P.


                                           By:      /s/ ROBERT C. FROETSCHER
                                              --------------------------------
                                           Name:         ROBERT C. FROETSCHER
                                              --------------------------------
                                           Title:        MANAGING DIRECTOR
                                              --------------------------------



                                       3